UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2016, American International Group, Inc. (“AIG”) held its Annual Meeting of Shareholders at which holders of AIG’s common stock, par value $2.50 per share, voted upon (i) the election of sixteen nominees as directors until the next annual election and until their successors are duly elected and qualified; (ii) a non-binding advisory resolution to approve executive compensation; and (iii) the ratification of the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2016.

The shareholders elected all sixteen director nominees presented, approved the non-binding advisory resolution to approve executive compensation and ratified the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2016. The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	For	Against	Abstain	Broker Non-Votes
W. Don Cornwell	861,340,717	23,934,760	16,760,001	61,834,619
Peter R. Fisher	880,969,464	4,362,058	16,703,956	61,834,619
John H. Fitzpatrick	880,906,015	4,429,378	16,700,085	61,834,619
Peter D. Hancock	878,113,002	7,269,995	16,652,481	61,834,619
William G. Jurgensen	880,937,498	4,395,934	16,702,046	61,834,619
Christopher S. Lynch	878,410,562	6,914,602	16,710,314	61,834,619
Samuel J. Merksamer	780,853,697	104,499,741	16,682,040	61,834,619
George L. Miles, Jr.	794,026,038	87,198,481	20,810,959	61,834,619
Henry S. Miller	882,059,220	3,308,161	16,668,097	61,834,619
Robert S. Miller	859,135,944	26,226,509	16,673,025	61,834,619
Linda A. Mills	865,181,978	20,191,782	16,661,718	61,834,619
Suzanne Nora Johnson	867,949,750	17,364,083	16,721,645	61,834,619
John A. Paulson	872,590,511	12,772,632	16,672,335	61,834,619
Ronald A. Rittenmeyer	865,116,503	20,242,874	16,676,101	61,834,619
Douglas M. Steenland	863,778,811	12,660,904	25,595,763	61,834,619
Theresa M. Stone	867,279,515	18,107,944	16,648,019	61,834,619

	For	Against	Abstain	Broker Non-Votes
Non-binding advisory resolution to approve executive compensation	855,397,120	27,824,665	18,813,693	61,834,619
Ratification of the selection of PricewaterhouseCoopers LLP as AIG’s independent registered public accounting firm for 2016	933,656,463	28,812,333	1,401,301	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: May 11, 2016	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Associate General Counsel and Assistant Secretary